Exhibit 99.1
Double Eagle Petroleum Co. 2005 Financial & Operating Update Presented by Stephen H. Hollis CEO

This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. DISCLAIMER Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as "probable" reserves and "possible" reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K File No. 0-6529, available from us at Computershare Investor Services, Inc. 350 Indiana St. Golden, CO 80401. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Double Eagle Petroleum Co. Rocky Mountain Natural Gas Exploration & Production Co. NASDAQ (Small Cap Market) "DBLE" Market Capitalization $153,000,000 (3/30/06) Shares Outstanding 8,628,604 (3/7/06)

2005 Accomplishments 2005 vs. 2004 Year Comparison Revenues + 56% Cash Flow + 39% Operating Income + 33% Proved Reserves + 34% PV10 (bfit) + 85% Double Eagle Petroleum Co.

$ (000s) 2003 2004 2005 Revenue 6,138 13,267 20,502 Operating Costs 1,989 4,125 7,070 G & A, Interest 1,425 1,601 2,999 Net Cash Flow from Operating Activities 3,239 7,435 10,319

Double Eagle Proved Reserves 2000 2001 2002 2003 2004 2005 PDP 5.03 7.76 12.6 17.1 18.2 24.2 PUD 0.92 2.98 5.3 6.9 18.4 25

Double Eagle Reserve Replacement 2002 2003 2004 2005 Prod mmcfe 1132 1425 2661 3069 New mmcfe 3331 7353 15311 15700 2005 - 512% Production Replacement 4-Year Weighted Average 503%

Double Eagle Petroleum Capital Spending ($ 000) 2003 2004 2005 2006 Est. Total Capex 25000 Leasehold 2287 297 407 Exploration 231 324 3693 Development 7564 8366 9494 Pipeline 5378

Double Eagle Finding Costs $ / MCFE 2002 2003 2004 2005 $ MCFE 1.15 1.01 0.57 0.66

Double Eagle Daily Production 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q O5 MCFE 4989 7850 7340 8882 8970 8058 8643 7960

Double Eagle Petroleum Co. Pinedale Anticline Eastern Washakie Christmas Meadows

Projects Index Map

Deep Test by Questar Pinedale Anticline Downspacing to 10 acres Deep Test by Questar 7 New Wells in '06 Planned Mesa "B" Mesa "A" Mesa "C"

Atlantic Rim Area Cow Creek 2005 Facilities at Cow Creek Field Double Eagle Pipe Line South Fillmore Prospect Almond 8,155' TD DOUBLE EAGLE INTEREST 60,081 Gross Acres - 29,661 Net Acres Pipe Line Project South Fillmore Deep test at Cow Creek Madison TD 12,000' Deep Test EASTERN WASHAKIE Cow Creek Double Eagle Pipe Line South Fillmore Deep Test

MAP SHOWING CUMULATIVE GAS PRODUCTION BY WELL AT COW CREEK AND SUN DOG FIELDS THROUGH JANUARY, 2006

Catalina Unit 268 Proposed wells to be done in a 3 to 5 year drilling program drilling program drilling program drilling program drilling program drilling program drilling program

Atlantic Rim Area Cow Creek 2005 Facilities at Cow Creek Field Double Eagle Pipe Line South Fillmore Prospect Almond 8,155' TD DOUBLE EAGLE INTEREST 60,081 Gross Acres - 29,661 Net Acres Pipe Line Project South Fillmore Deep test at Cow Creek Madison TD 12,000' Deep Test EASTERN WASHAKIE Cow Creek Double Eagle Pipe Line South Fillmore Deep Test

Cow Creek Field- Madison Structure Double Eagle Petroleum Madison Test April 2006 Structure from 3D Seismic Target Tensleep sandstone and Madison limestone

Atlantic Rim Area Cow Creek 2005 Facilities at Cow Creek Field Double Eagle Pipe Line South Fillmore Prospect Almond 8,155' TD DOUBLE EAGLE INTEREST 60,081 Gross Acres - 29,661 Net Acres Pipe Line Project South Fillmore Deep test at Cow Creek Madison TD 12,000' Deep Test EASTERN WASHAKIE Cow Creek Double Eagle Pipe Line South Fillmore Deep Test

South Fillmore Prospect Top Almond Subsea Contour Interval 500 Feet South Fillmore Drilled to total depth: 8,155 foot Mesaverde test, production casing set 66% working interest Six sections of leases encompassing 3,840 gross acres Farmout from Anadarko and Warren Resources on two additional sections encompassing 1,280 gross acres

Christmas Meadows Prospect Commence drilling June 1, 2006 Double Eagle owns 41,237 gross acres Double Eagle to retain 25% WI in first well Drill depth 15,730 to test Frontier and Dakota

12,000 8,000 4,000 SL -4000 -8000 -12,000 -16,000 -20,000 -24,000 M P Tw Uinta Mountain Group Frontier Hilliard Mowry, Dakota,LK North Flank Thrust Kfu Kmv Kh Frontier Mowry Dakota J Nugget Tr Phosphoria Morgan, Weber Miss Ord Cambrian Hogsback Thrust NW SE Table Top Unit #1 Location Christmas Meadows Prospect A A'

Double Eagle 2006 Continued Increases of Production Lower Risk Development and Higher Risk Exploratory Drilling $25 Million in Capex Potential for significant additions to reserves with Exploratory Drilling at Christmas Meadows, Madison Deep, Test and South Fillmore

Proved, Probable and Possible Reserves Oil Gas PV10% Proved 313,538 bbl 47,152,604 mcf $126,330,300 Probable 138,558 bbl 28,891,862 mcf $59,973,200 Possible 153,899,606 mcf $364,093,900

Summary Highlights Revenue and cash flow have more than tripled since 2003 Growth through the drill bit: reserves up over 400% to 49 bcfe while keeping finding costs low Eastern Washakie Coal Bed Natural Gas Project holds considerable development drilling potential in coming years Significant Exploration Drilling in 2006: Christmas Meadows, Cow Creek Deep, and South Fillmore